SEGMENT INFORMATION
                TECHNE CORPORATION AND SUBISIDARIES
            (in thousands of $'s, except per share data)

                                                       Increase (Decrease)
                             Fiscal 2010               From Fiscal 2009
              ----------------------------------  ------------------------
               First Second  Third         % of   First Second  Third
                Qtr   Qtr     Qtr    YTD   Sales   Qtr    Qtr    Qtr    YTD
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Sales         66,534 65,521 70,278 202,333  100% (2,790) 3,645  2,412  3,267
Cost of sales 12,901 13,329 14,399  40,629   20%   (185)  (101)    83   (203)
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Gross margin  53,633 52,192 55,879 161,704   80% (2,605) 3,746  2,329  3,470

Gross margin
 percentage    80.6%  79.7%  79.5%   79.9%

SG&A expense   8,038  9,007  7,666  24,711   12%   (802)  (696)   605   (893)
R&D expense    6,154  6,391  6,325  18,870   10%    244    545    516  1,305
Amortization
 expense         240    240    240     720    --     --     --     --     --
Interest
 income       (1,168)(1,156)(1,040) (3,364)  (1%) 1,719  1,049    464  3,232
Other non-
 operating
 ex., net        662  1,011  1,249   2,922    1%   (525)   299    146    (80)
              ------ ------ ------ ------- -----  ----- ------  -----  -----
              13,926 15,493 14,440  43,859   22%    636  1,197  1,731  3,564
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Earnings
 before
 income taxes 39,707 36,699 41,439 117,845   58% (3,241) 2,549    598    (94)
Income taxes  12,935 11,978  9,051  33,964   17% (1,420) 1,450 (4,149)(4,119)
              ------ ------ ------ ------- -----  ----- ------  -----  -----
              26,772 24,721 32,388  83,881   41% (1,821) 1,099  4,747  4,025
              ====== ====== ====== ======= =====  ===== ======  =====  =====
Diluted
 earnings
 per share       .72    .66    .87    2.25
Weighted avg.
 diluted shares
 outstanding  37,339 37,353 37,380  37,357




                                  BIOTECHNOLOGY  (1)
                                (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010               From Fiscal 2009
              ----------------------------------  ------------------------
               First Second  Third         % of   First Second  Third
                Qtr   Qtr     Qtr    YTD   Sales   Qtr    Qtr    Qtr    YTD
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Sales         51,696 50,703 54,236 156,635  100% (2,203) 2,060    518    375
Intersegment
 sales        (7,668)(8,282)(8,057)(24,007)          94     29    522    645
              ------ ------ ------ -------        ----- ------  -----  -----
              44,028 42,421 46,179 132,628       (2,109) 2,089  1,040  1,020

Cost of sales  9,885 10,126 11,159  31,170   20%   (362)  (964)    79 (1,247)
Intersegment
 sales        (7,598)(7,753)(8,336)(23,687)        (137)   586    158    607
              ------ ------ ------ -------  ----- ----- ------  -----  -----
               2,287  2,373  2,823   7,483         (499)  (378)   237   (640)

Gross margin  41,741 40,048 43,356 125,145   80% (1,610) 2,467    803  1,660

Gross margin
 percentage    80.9%  80.0%  79.4%   80.1%

SG&A expense   4,734  5,056  4,625  14,415    9%   (407)  (362)   363   (406)
R&D expense    5,956  6,190  6,127  18,273   12%    239    547    505  1,291
Amortization
 expense         240    240    240     720    --     --     --     --     --
Interest, net   (771)  (772)  (706) (2,249)  (1%)   313    198    147    658
Other expense      2      1     --       3    --      4     --     (1)     3
              ------ ------ ------ ------- -----  ----- ------  -----  -----
              10,161 10,715 10,286  31,162   20%    149    383  1,014  1,546
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Pretax result 31,580 29,333 33,070  93,983   60% (1,759) 2,084   (211)   114
              ====== ====== ====== ======= =====  ===== ======  =====  =====

(1)  Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China


                            R&D SYSTEMS EUROPE
                      (in thousands of Br. pounds)

                                                       Increase (Decrease)
                             Fiscal 2010               From Fiscal 2009
              ----------------------------------  ------------------------
               First Second  Third         % of   First Second  Third
                Qtr   Qtr     Qtr    YTD   Sales   Qtr    Qtr    Qtr    YTD
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Sales         10,881 11,462 12,296  34,639  100%    706    265   (420)   551
Cost of sales  5,061  5,288  5,824  16,173   47%    801    (73)  (716)    12
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Gross margin   5,820  6,174  6,472  18,466   53%    (95)   338    296    539

Gross margin
 percentage    53.5%  53.9%  52.6%   53.3%

SG&A expense   1,191  1,318  1,260   3,769   11%    (33)   (46)    69    (10)
Interest         (87)   (79)   (68)   (234)  (1%)   703    504    167  1,374
Exchange loss/
 (gain)          (89)    61    237     209    --   (349)    96     74   (179)
              ------ ------ ------ ------- -----  ----- ------  -----  -----
               1,015  1,300  1,429   3,744   10%    321    554    310  1,185
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Pretax result  4,805  4,874  5,043  14,722   43%   (416)  (216)   (14)  (646)
              ====== ====== ====== ======= =====  ===== ======  =====  =====



                              R&D SYSTEMS EUROPE
                           (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010               From Fiscal 2009
              ----------------------------------  ------------------------
               First Second  Third         % of   First Second  Third
                Qtr   Qtr     Qtr    YTD   Sales   Qtr    Qtr    Qtr    YTD
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Sales         17,838 18,775 19,161  55,774  100% (1,103) 1,491    868  1,256
Cost of sales  8,295  8,664  9,071  26,030   47%    364    390   (334)   420
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Gross margin   9,543 10,111 10,090  29,744   53% (1,467) 1,101  1,202    836

Gross margin
 percentage    53.5%  53.9%  52.7%   53.3%

SG&A expense   1,952  2,159  1,967   6,078   11%   (331)    65    253    (13)
Interest        (143)  (128)  (108)   (379)  (1%) 1,328    778    230  2,336
Exchange loss/
 (gain)         (145)    99    372     326    --   (621)    94    134   (393)
              ------ ------ ------ ------- -----  ----- ------  -----  -----
               1,664  2,130  2,231   6,025   10%    376    937    617  1,930
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Pretax result  7,879  7,981  7,859  23,719   43% (1,843)   164    585 (1,094)
              ====== ====== ====== ======= =====  ===== ======  =====  =====




                                      HEMATOLOGY
                                (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010               From Fiscal 2009
              ----------------------------------  ------------------------
               First Second  Third         % of   First Second  Third
                Qtr   Qtr     Qtr    YTD   Sales   Qtr    Qtr    Qtr    YTD
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Sales          4,668  4,325  4,938  13,931  100%    422     65    504    991
Cost of sales  2,319  2,292  2,505   7,116   51%    (50)  (113)   180     17
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Gross margin   2,349  2,033  2,433   6,815   49%    472    178    324    974

Gross margin
 percentage    50.3%  47.0%  49.3%   48.9%

SG&A expense     370    366    346   1,082    8%    (66)   (32)    36    (62)
R&D expense      198    201    198     597    4%      5     (2)    11     14
Interest, net    (72)   (72)   (65)   (209)  (1%)    30     19     15     64
              ------ ------ ------ ------- -----  ----- ------  -----  -----
                 496    495    479   1,470   11%    (31)   (15)    62     16
              ------ ------ ------ ------- -----  ----- ------  -----  -----
Pretax result  1,853  1,538  1,954   5,345   38%    503    193    262    958
              ====== ====== ====== ======= =====  ===== ======  =====  =====




                              CORPORATE AND OTHER (2)
                                (in thousands of $'s)

                                                   Increase (Decrease)
                               Fiscal 2010         From Fiscal 2009
                ----------------------------  ------------------------
                 First Second  Third          First Second  Third
                  Qtr   Qtr     Qtr    YTD     Qtr    Qtr    Qtr    YTD
                ------ ------ ------ -------  ----- ------  -----  -----
Interest income    182    184    161     527    (48)   (54)   (72)  (174)
Rental income       81    115     83     279    (18)   (16)   (32)   (66)
                ------ ------ ------ -------  ----- ------  -----  -----
                   263    299    244     806    (66)   (70)  (104)  (240)

SG&A expense       982  1,426    728   3,136      2   (367)   (47)  (412)
Other-Building
 expenses          548    530    593   1,671     (5)   (21)    20     (6)
Other-Equity
 Investment
 losses            338    496    367   1,201     79    210    (39)   250
                ------ ------ ------ -------  ----- ------  -----  -----
                 1,868  2,452  1,688   6,008     76   (178)   (66)  (168)
                ------ ------ ------ -------  ----- ------  -----  -----
Pretax result   (1,605)(2,153)(1,444) (5,202)  (142)   108    (38)   (72)
                ====== ====== ====== =======  ===== ======  =====  =====


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.